Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement"), dated as of October 15, 2013, is entered into by and among Gray Fox Petroleum Corp., a Nevada corporation (the "Company"), and Rooftop Investments Ltd. a(n) company organized under the laws of Marshall Islands (the "Purchaser").

WHEREAS, the Company proposes to issue and sell to Purchaser for cash, an aggregate 100,000 shares of common stock, $0.001 par value, of the Company ("Common Stock"), on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the above recitals and the mutual covenants set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 The terms defined in this Section 1.01 shall have for all purposes of this Agreement the respective meanings specified below.

"Agreement" shall mean this Securities Purchase Agreement as it may be amended from time to time.

"Board" shall mean the Board of Directors of the Company, as constituted from time to time.

"Business Day" shall mean any day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Reno, Nevada.

"Closing" shall mean the consummation of the purchase and sale of the Shares.

"Closing Date" shall mean October 15, 2013, or such later date on which the conditions set forth in Articles VI and VII hereof have been satisfied or waived.

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"Closing Documents" shall mean this Agreement, the stock certificates representing the Shares, and any other document required by this Agreement as a condition to the obligations of Purchaser under this Agreement or executed or delivered by the Company at the Closing.

"Common Stock" shall mean the common stock, $0.001 par value, of the Company.

"Company" shall mean Gray Fox Petroleum Corp., a Nevada corporation, and its successors and assigns.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Material Adverse Change" shall mean a material and adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company and its subsidiaries, taken as a whole, including, without limitation, any such material adverse change exceeding $10,000 in value.

"Section" shall mean a section or subsection of this Agreement.

"Securities Act" shall have the meaning set forth in the recitals hereto.

"Shares" shall mean the aggregate 100,000 shares of Common Stock to be issued and sold by the Company to Purchaser at the Closing in the manner prescribed by this Agreement.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

2.01 The Shares. The Company has authorized the issuance and sale to Purchaser of an aggregate 100,000 shares of Common Stock, which shall be purchased by Purchaser, upon the terms and subject to the conditions described in this Agreement.

2.02 Closing of Purchase and Sale of Shares. At the Closing, the Company agrees to issue and sell to the Purchaser, and the Purchaser agree to purchase, the Shares for a total purchase price equal to One Hundred Thousand and No/100 Dollars ($100,000.00). The purchase and sale of the Shares shall take place by facsimile delivery exchange of signature pages followed by express delivery exchange of the complete Closing Documents on the Closing Date, with the Closing - to be held at the offices of Hallett & Perrin, P.C., 1445 Ross Avenue, Suite 2400, Dallas, Texas 75202. At the Closing, the Company shall deliver to Purchaser certificates representing the Shares against payment of the foregoing purchase price, and the Company and Purchaser shall deliver such other agreements, documents and certificates as specified in this Agreement or as may be reasonably requested by each party. The purchase price shall be paid by wire transfer to an account designated by the Company.

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2.03 Further Assurances. The Company and Purchaser shall execute and deliver such additional documents and take such additional actions as any party reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement and to vest more fully Purchaser's ownership of the Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents, warrants and covenants, to the Company as follows:

3.01 Authorization. Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction, as set forth in the preamble to this Agreement. Purchaser has the necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of, and the performance under, this Agreement by Purchaser will not conflict with any rule, regulation, law, order, judgment, obligation or agreement applicable to Purchaser.

3.02 Investment Purpose. Purchaser was not formed for the purpose of acquiring the Shares. Purchaser is purchasing the Shares for investment purposes and not with a present view to, or for sale in connection with, a distribution thereof within the meaning of the Securities Act or reselling or otherwise disposing of all or any portion of the Shares. Purchaser does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance. Purchaser does not have any present or contemplated contract, undertaking, agreement or arrangement with any person to sell, transfer or grant pmticipations to such person or to any third person, with respect to any of the Shares. Purchaser understands that it may not be able to sell or otherwise dispose of the Shares, and that as a result it might need to bear the economic risk of this investment in the Shares indefinitely.

3.03 Reliance On Exemptions. Purchaser understands that the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of federal and state securities laws, and that the Company is relying upon the truth and accuracy of the representations and warranties of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares. Purchaser agrees to timely make all filings required to be made by it under the Exchange Act or the Securities Act, including without limitation any filings under Section 13 of the Exchange Act, as a result of the transactions described in this Agreement, and such filings shall be true and correct in all material respects and contain no material omissions or misstatements.

3.04 Information. Purchaser has read, reviewed and relied solely on the publicly available information concerning the Company and any independent investigation made by it and its representatives, if any, and has been furnished all documents relating to the business, finances and operations of the Company that Purchaser requested from the Company and has evaluated the risks and merits associated with an investment in the Shares to its satisfaction. Purchaser has been afforded the opportunity to ask questions of the Company's representatives concerning the Company in making the decision to purchase and acquire the Shares, and such questions have been answered to its satisfaction. Purchaser acknowledges that no person has been authorized to give any information or to make any representation concerning the Company or the Shares, other than as contained in this Agreement, and if given or made, any such other information or representation has not been relied upon as having been authorized by the Company.

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3.05 Governmental Review. Purchaser understands that no federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

3.06 Purchaser's Qualifications. Purchaser is an "accredited investor" as defined in Rule 501 under Regulation D of the Securities Act. Purchaser is capable of evaluating the merits and risks of an investment in the Shares. Purchaser understands and acknowledges that an investment in the Shares involves a high degree of risk. Purchaser acknowledges that it has the ability to bear the economic risk of its investment in the Shares. Purchaser acknowledges that it is possible that Purchaser may incur a total loss of its investment. Purchaser has adequate means of providing for Purchaser's current needs and possible contingencies and does not have a need for liquidity of this investment.

3.07 RegulationS Representations. Purchaser (a) is not a "U.S. Person," as defined by Regulation S of the Securities Act, and is not acquiring the Shares for the account or benefit of a U.S. Person, (b) was not in the United States at the time the offer to purchase the Shares was received, and (c) understands that the Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Purchaser in accordance with Regulation S of the Securities Act. Purchaser agrees not to engage in hedging transactions with regard to the Shares, unless in compliance with the Securities Act. Purchaser acknowledges that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, nor pursuant to an available exemption from registration under the Securities Act. Purchaser agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

3.08 Restrictions on Transfer. Purchaser covenants and agrees that it shall not transfer any of the Shares in a transaction that is not registered under the Securities Act and any applicable state securities laws, unless (a) unless an exemption from registration and qualification requirements is available for such transaction under the Securities Act and applicable state securities Jaws, and (b) the Company has received an opinion of counsel satisfactory to it stating that such registration and qualification is not required. Purchaser understands that certificates representing the Shares shall bear the following, or a substantially similar, legend until such time as they have been registered under the Securities Act or otherwise may be sold without volume or other limitations under Rule 144 promulgated under the Securities Act:

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"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

3.09 Trading Activities. Purchaser's trading activities with respect to the Common Stock have been and shall continue to be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of any Principal Market on which the Common Stock is listed or traded. Neither Purchaser nor its affiliates has an open short position in the Common Stock of the Company, and Purchaser shall not and will cause its affiliates not to engage in any "short sale," as defined in any applicable SEC or FINRA rules on any hedging transactions with respect to the Common Stock.

3.10 Brokers. No broker or finder has acted for Purchaser in connection with this Agreement or the transactions contemplated thereby, and no broker or finder is entitled to any brokerage or finder's fees or other commission in respect of such transactions based in any way on agreements, arrangements or understandings made by or on behalf of Purchaser.

3.11 Residence. Purchaser is domiciled within the jurisdiction set forth under its name on the signature pages hereto.

3.12 Separate Counsel. Purchaser has relied completely on the advice of, or has consulted with, its own tax, investment, legal or other advisors and has not relied on the Company, or any of its officers, directors, attorneys, accountants, representatives, agents, advisors for any advice. Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; (d) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (e) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which Purchaser is resident.

3.13 No Solicitation. None of the Shares were offered to Purchaser through, and Purchaser is not aware of, any form of general solicitation or general advertising with respect to this Agreement and the transactions contemplated hereby, including, without limitation (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or via the Internet, and (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Purchaser further understands that the Company is relying in part on this representation to ensure compliance with the Securities Act.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as follows:

4.01 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Change. There has been no amendment of the Company's Articles of Incorporation or Bylaws, as each is currently in effect (the "Constituent Documents"), that is not reflected in the Company's filings with the Securities and Exchange Commission ("SEC"). The Company has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity, other than those reflected in the SEC Documents (as defined below).

4.02 Subsidiaries. Each subsidiary of the Company is validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

4.03 Requisite Power and Authorization. The Company has all necessary corporate power and authority to execute and deliver the Closing Documents and to perform its obligations under each of the Closing Documents, including without limitation the issuance of the Shares hereunder. All corporate action of the Company required for the execution and delivery of the Closing Documents and the issuance and delivery of the Shares has been duly and effectively taken, and no further actions, authorizations or consents, including, without limitation, any consents of the stockholders of the Company, are required. Each of the Closing Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except:

(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor's rights, and

(ii) as limited by general principles of equity that restrict the availability of equitable remedies.

The Shares, when issued at the Closing in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances.

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4.04 SEC Documents. The Company has filed with the SEC all reports, statements, schedules and other documents (collectively, the "SEC Documents") required to be filed by it pursuant to the Securities Act and the Exchange Act. Since January 1, 2012, all SEC Documents required to be filed were timely filed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except (i) as may be indicated in the notes to the Financial Statements or (ii) in the case of the unaudited interim statements, as permitted by Form 10-Q under the Exchange Act, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated and consolidating financial position of the Company and its subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments and footnotes). Except as set forth in the Financial Statements filed with the SEC prior to the date hereof, neither the Company nor any of its subsidiaries has any liabilities, whether absolute, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company or any of its subsidiaries and (iii) liabilities and obligations incurred in connection with the Closing Documents and the transactions contemplated thereby.

4.05 Capitalization. The capitalization ofthe Company (on a fully diluted basis) is as disclosed in the SEC Documents, except for the Shares to be issued at the Closing. All outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance in all material respects with applicable federal and state laws governing the issuance of securities. Except as disclosed in the SEC Documents, the Company has (i) no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, (ii) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock, (iii) no shares of its capital stock reserved for issuance, and (iv) no agreements or other commitments of any nature whatsoever relating to preferential rights or voting rights of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock.

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4.06 No Conflicts. Neither the execution, delivery and performance by the Company of this Agreement, the other Closing Documents, and all instruments and documents to be delivered by the Company, nor the consummation of the transactions contemplated by any of the foregoing (i) has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Constituent Documents or material contracts or instruments to which the Company or any of its subsidiaries is a party or federal, state or local laws, rules or regulations, writs, orders, judgments or decrees which are applicable to the Company, any of its subsidiaries or their assets, (ii) will result in the acceleration or termination of any rights under any contract or instrument to which the Company or any of its subsidiaries is a party or (iii) will result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company or any of its subsidiaries.

4.07 Consents. Other than those that will be obtained before the Closing, no approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory agency or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Company of this Agreement, any other Closing Document, the issuance and delivery of any of the Shares or any other transactions contemplated by any of the Closing Documents except for (i) filings required under applicable state "blue sky" laws (which shall be duly filed and effective prior to the Closing if so required under such laws), and (ii) an optional current report on Form 8-K to be filed with the SEC.

4.08 No Material Adverse Change. Since the date of the most recent SEC Documents, the business of the Company and each subsidiary has been operated in the ordinary course and substantially consistent with past practice, and there has not been any Material Adverse Change.

4.09 Litigation. There is no claim, action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries, or any of their respective directors or officers, in their capacities as such, (i) that questions the validity of this Agreement or any other Closing Document or the issuance of the Shares, or the right of the Company to enter into this Agreement or any other Closing Document or to consummate the transactions contemplated by any Closing Document or (ii) that might result, either individually or in the aggregate, in any Material Adverse Change or in any change in the current equity ownership of the Company or of any subsidiary.

4.10 No Brokers or Finders. No person or entity has or will have, as a result of any engagement or contractual obligation incurred by the Company, any right, interest or valid claim against Purchaser or the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY

The Company hereby covenants and agrees to file in a timely manner all reports and other documents required to be filed by it under the Exchange Act, and such filings shall be true and correct in all material respects and contain no material omissions or misstatements. For so long as Purchaser owns the Shares, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act, even if the Exchange Act or the rules and regulations promulgated thereunder would permit such termination.

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ARTICLE VI

CONDITIONS TO OBLIGATIONS OF PURCHASER AT THE CLOSING

The obligation of Purchaser to purchase the Shares at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Purchaser:

6.01 Closing Documents. The Company shall have delivered to Purchaser this Agreement, the certificates representing the Shares, and all other documentation required by this Agreement relating to the transactions contemplated hereby, all duly executed by the Company.

6.02 Representations and Warranties; Performance of Obligations. The representations and warranties made by the Company in this Agreement and in any other Closing Document shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date, except for representations and warranties made as of a specific date which shall be true and correct as of such date. The Company shall have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement or any other Closing Document on or prior to the Closing Date.

6.03 Consents and Waivers. The Company shall have made all filings and obtained any and all consents (including, without limitation, all governmental or regulatory consents), approvals or authorizations, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and any other Closing Document.

6.04 No Litigation or Legislation. No federal, state or local statute, rule, regulation, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding, government inquiry or investigation shall be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or any other Closing Document, or restricts or impairs the ability of Purchaser to own an equity interest in the Company.

ARTICLE VII

CONDITIONS TO OBLIGATION OF THE COMPANY AT THE CLOSING

The obligation of the Company to sell and issue the Shares to Purchaser at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

7.01 Purchase Price; Closing Documents. Purchaser shall have delivered the purchase price for the Shares to be purchased by Purchaser hereunder. Purchaser shall have delivered to the Company this Agreement and all related documentation required by this Agreement or the transactions contemplated hereby, all duly executed by Purchaser.

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7.02 Representations and Warrantie ; Performance of Obligations. The representations and warranties made by Purchaser in this Agreement shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Purchaser shall have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement or any other Closing Document on or prior to the Closing Date.

7.03 No Litigation or Legislation. No federal, state or local statute, rule, regulation, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding, government inquiry or investigation shall be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or any other Closing Document, or restricts or impairs the ability of Purchaser to own an equity interest in the Company.

ARTICLE VIII

MISCELLANEOUS

8.01 Waiver. No course of dealing between Purchaser and any other party hereto or any failure or delay on the part of Purchaser in exercising any rights or remedies under this Agreement or any of the Closing Documents shall operate as a waiver of any rights or remedies of Purchaser. No single or partial exercise of any rights or remedies under this Agreement or any of the Closing Documents shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder.

8.02 Survival of Covenants; Successors and Assigns. All representations and warranties of the Company contained in this Agreement, in the Schedules, or in any exhibit, certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing and shall continue in full force and effect for three years after the Closing Date. The parties hereto understand and agree that this Agreement contains obligations, agreements and covenants that are intended to and shall continue after the Closing and except as otherwise provided herein, all covenants, agreements and obligations made herein, in the other Closing Documents and in certificates delivered in connection herewith or on behalf of the Company, shall survive the execution and delivery of this Agreement and shall bind and inure to the benefit of the Company and its successors and assigns and the holders of the Shares from time to time.

8.03 Notices. Any notice or communication to be given under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by telecopy. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by hand, courier service, or telecopy, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed as set forth on the signature pages to this Agreement. Any party may change its address for notice by written notice to the other parties hereto. Any notices delivered to a Purchaser under this Agreement must also be delivered to such parties whose address may be set forth under Purchaser's name on the signature pages to this Agreement.

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8.04 Descriptive Headings. The descriptive headings of this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

8.05 GOVERNING LAW. THIS AGREEMENT, THE OTHER CLOSING DOCUMENTS AND THE OTHER INSTRUMENTS EXECUTED HEREUNDER, ARE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, UNDER AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. The parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in Dallas County, Texas for the purpose of any suit, action or other proceeding arising out of or based on this Agreement, the other closing documents and the other instruments executed under this Agreement, or their respective subject matter. Each party, to the extent applicable law permits, waives, and will not assert by way of motion, as a defense or otherwise, in any suit, action or proceeding brought in the above-named courts, any claim that (a) it is not subject personally to the jurisdiction of those courts, (b) the suit, action or proceeding is brought in an inconvenient forum, (c) the venue of the suit, action or proceeding is improper, or (d) any of these agreements and instruments, or their respective subject matter, may not be enforced in or by these courts.

8.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument, but only one of which need be produced.

8.07 Expenses. All expenses, including (without limitation) attorneys' and accountants' fees incurred or to be paid by the Company or Purchaser in connection with the transactions contemplated by this Agreement shall be paid by whichever of them incurred such expenses, as the case may be.

8.08 Binding Effect. This Agreement shall be binding upon the parties hereto, together with their respective executors, administrators, successors, personal representatives, heirs and assigns.

8.09 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

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8.10 Changes, Modifications or Waivers. No change or modification of this Agreement shall be valid or binding upon the parties hereto, nor shall any waiver of any term or condition in the future be so binding, unless such change or modification or waiver shall be in writing and signed by the Company and Purchaser.

8.11 Miscellaneous. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No modification, amendment or termination under this Agreement shall be valid unless evidenced by a writing signed by Purchaser. This Agreement and the other Closing Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all proposals and agreements, whether written or oral, and all other communications between the parties relating to the subject matter of this Agreement or the Shares. In the event that the terms set forth in this Agreement and in the other Closing Documents conflict, this Agreement shall control. The invalidity, illegality or unenforceability of any provision of this Agreement or the other Closing Documents shall in no way affect the validity, legality or enforceability of any other provision. This Agreement and the other Closing Documents shall be binding upon and inure to the benefit of the Company and Purchaser and their respective successors and assigns.

8.12 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date (a) by mutual written consent of the Company and Purchaser; or (b) by either the Company or Purchaser if the transactions contemplated hereby shall not have been consummated on or before the close of business on October 20, 2013. In the event of termination of this Agreement as provided above, this Agreement shall forthwith become of no further effect and there shall be no liability or obligation on the part of any party.

[signatures appear on following page]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as an instrument under seal and as of the date first above written.

THE COMPANY:

GRAY FOX PETROLEUM CORP.,
a Nevada corporation

By:	/s/ Lawrence Pemble
Name:	Lawrence Pemble
Title:	President
Address:	3333 Lee Parkway, Suite 600
Dallas, Texas 75219

PURCHASER:

Rooftop Investments Ltd.
a Marshall Islands Company

By:	/s/ Rene Berlinger
Name:	BERLINGER Rene
Title:	Director
Address:	Trust Company Comples, Ajeltake Road
Ajeltake Island, Majuro MH96960 Marshall Islands

Copy to - Correspondence address

ACM Services GmbH
Zimikerweg 14
CH-8604 Volketswil
Switzerland

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